================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): January 12, 2004




                               APACHE CORPORATION
               (Exact name of registrant as specified in Charter)


          DELAWARE                              1-4300                             41-0747868
(State or Other Jurisdiction                 (Commission                        (I.R.S. Employer
     of Incorporation)                       File Number)                    Identification Number)


                             2000 POST OAK BOULEVARD
                                    SUITE 100
                            HOUSTON, TEXAS 77056-4400
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (713) 296-6000


================================================================================

ITEM 5. OTHER EVENTS

On January 12, 2004, Apache Corporation announced that its common stock would be dually listed for trading on the NASDAQ as well as the New York Stock Exchange, pending application approval by NASDAQ. Apache will continue to trade under its existing three-letter stock symbol "APA" on both exchanges. Apache's press release announcing the dual listing is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)     EXHIBITS.


EXHIBIT NO.     DESCRIPTION
-----------     -----------
99.1*           Press Release dated January 12, 2004, "Apache Dually Listing Its
                Common Stock on NASDAQ and NYSE."


----------
*  filed herewith

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    APACHE CORPORATION


Date:  January 12, 2004             /s/ Eric L. Harry
                                    --------------------------------------------
                                    Eric L. Harry
                                    Vice President and Associate General Counsel

                                INDEX TO EXHIBITS


EXHIBIT NO.     DESCRIPTION
-----------     -----------
99.1*           Press Release dated January 12, 2004, "Apache Dually Listing Its
                Common Stock on NASDAQ and NYSE."

----------
*  filed herewith